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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) January 5, 1998.

                              ROY F. WESTON, INC.
              (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                     0-4643                 23-1501990
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)


     1 Weston Way, West Chester PA                              19380-1499
(Address of Principal Executive Offices)                        (Zip Code)


               Registrant's telephone number, including area code
                                  610-701-3000

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Item 5.  Other Events

      The Registrant hereby incorporates by reference herein the information set forth in its News Release dated January 5, 1998, a copy of which is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

            99. Roy F. Weston, Inc., News Release dated January 5, 1998 which announced that certain holders of the Company's non-publicly traded Common shares had entered into an Agreement to vote their Common shares together.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROY F. WESTON, INC.



Date: January 5, 1998                  By: /s/ William G. Mecaughey
                                           -------------------------------------
                                           William G. Mecaughey
                                           Chief Financial Officer and Treasurer

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                                 EXHIBIT INDEX


EXHIBIT                                   SUBMISSION MEDIA
-------                                   ----------------

99.   Roy F. Weston, Inc.                 Electronic
      News Release dated
      January 5, 1998.